                                                                    Exhibit 10.1


                                                               EXECUTION VERSION

================================================================================

                              ITT INDUSTRIES, INC.

                                  $400,000,000

                      AMENDED AND RESTATED CREDIT AGREEMENT

                           Dated as of March 28, 2005

                           Amending and Restating the
                       364-Day Revolving Credit Agreement
                          dated as of March 29, 2004,

                            JPMORGAN CHASE BANK, N.A.
                            as Administrative Agent,

                      ------------------------------------

               J.P. MORGAN SECURITIES INC., as Sole Lead Arranger

================================================================================

                        AMENDED AND RESTATED CREDIT AGREEMENT dated as of March
                  28, 2005 (this "AMENDMENT AND RESTATEMENT") amending and restating the 364-DAY REVOLVING CREDIT AGREEMENT dated as of March 29, 2004, (the "CREDIT AGREEMENT"), among ITT INDUSTRIES, INC., an Indiana corporation (the "COMPANY"), each Borrowing Subsidiary party thereto, the Lenders party thereto, and JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").

            The Company has requested that the Credit Agreement be amended and restated as set forth in Section 1 below and the parties hereto are willing to so amend the Credit Agreement. Each capitalized term used but not defined herein has the meaning assigned thereto in the Credit Agreement.

            In consideration of the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

            SECTION 1. Amendment and Restatement. Upon the effectiveness of this Amendment and Restatement as provided in Section 3 below, the Credit Agreement shall be amended and restated in the form in which it shall exist immediately prior to such effectiveness, but with the caption set forth above and the following revisions:

            (a) Section 1.01 is hereby amended as follows:

                  (i) Maturity Date. The definition of "Maturity Date" is hereby amended by deleting the date "March 28, 2005" and substituting therefor "December 16, 2005".

                  (ii) Applicable Percentage. The definition of the term
            "Applicable Percentage" is hereby amended to read as follows:

                  ""Applicable Percentage" shall mean, with respect to
            Eurocurrency Loans, a rate per annum equal to 0.37%."

            (b) Section 2.05 of the Credit Agreement is hereby amended as follows:

                  (i) Section 2.05(a) is amended by deleting "0.10%" and
            replacing it with "0.08%".

                  (ii) Section 2.05(c) is amended by deleting "0.125%" and
            replacing it with "0.10%".

            (c) Section 3.05 of the Credit Agreement is hereby amended by deleting the reference therein to "December 31, 2003" and replacing it with a reference to "December 31, 2004".

            (d) Section 3.12 of the Credit Agreement is hereby amended to read as follows:

            "SECTION 3.12. Employee Pension Benefit Plans. The present aggregate value of accumulated benefit obligations of all unfunded and underfunded pension plans of the Company and its Subsidiaries (based on those assumptions used for disclosure in corporate financial statements in accordance with GAAP) did not, as of December 31, 2004, exceed by more than $470,200,000 the value of the assets of all such plans. Of such $470,200,000, $200,300,000 is primarily attributable to employee pension plans in countries where the funding of such obligations is not required or customary and $96,900,000 relates primarily to domestic pension plans where funding is not permitted under current tax regulations. In these cases the Company has recorded book reserves to meet the obligations. Trust assets totaling approximately $10,000,000 have been established to provide for certain of the foregoing domestic pension benefits, however, because of restrictions relating to bankruptcy or insolvency, such funds are not included in the funded amount of plans for purposes of GAAP."

            (e) Effective Date. From and after the Effective Date (as defined below), all references in the Credit Agreement to "the date hereof" or other words or phrases of similar import shall be deemed references to the date of this Amendment and Restatement.

            (f) Exhibits. Each reference to "March 29, 2004" in the Exhibits to the Credit Agreement is hereby deleted and replaced with a reference to "March 28, 2005" and each reference to the "364-Day Credit Agreement" is hereby deleted and replaced with a reference to the "Amended and Restated 364-Day Revolving Credit Agreement".

            (g) Schedule 2.01. Schedule 2.01 to the Credit Agreement is hereby deleted and Schedule I hereto is inserted in its place.

            SECTION 2. Representations and Warranties. The Company represents and warrants as of the Effective Date to the Lenders that:

            (a) After giving effect to this Amendment and Restatement, the representations and warranties on the part of the Company contained in the Credit Agreement are true and correct in all material respects at and as of the Effective Date as though made on and as of the Effective Date (except to the extent such representations and warranties expressly relate solely to an earlier date).

            (b) After giving effect to this Amendment and Restatement, the Company is in compliance with the covenants set forth in Article V of the Credit Agreement.

            (c) After giving effect to this Amendment and Restatement, no Event of Default or Default has occurred and is continuing.

            SECTION 3. Conditions to Effectiveness. This Amendment and Restatement shall become effective on the date hereof (the "Effective Date") subject to the following conditions precedent:

            (a) The Administrative Agent (or its counsel) shall have received from each party hereto either (i) a counterpart of this Amendment and Restatement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment and Restatement) that such party has signed a counterpart of this Amendment and Restatement.

            (b) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent and the Banks and dated the Effective Date) of Kathleen S.

      Stolar, Esq., Vice President, Corporate Secretary and Associate General Counsel of the Company, substantially in the form of Exhibit C to the Credit Agreement, but updated as necessary to refer to the Credit Agreement as amended hereby. The Company hereby requests such counsel to deliver such opinion.

            (c) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of the Company, the authorization of the execution, delivery and performance of this Amendment and Restatement and the Borrowings hereunder, all in form and substance reasonably satisfactory to the Administrative Agent and its counsel.

            (d) The Administrative Agent shall have received a certificate, dated the Effective Date and signed by a Financial Officer of the Company, confirming compliance with the conditions precedent set forth in paragraphs (b) and (c) of Section 4.01 of the Credit Agreement.

            (e) The Administrative Agent, on behalf of itself and the Banks, shall have received all fees which they are entitled to be paid on or prior to the Closing Date in connection with this Amendment and Restatement, as separately agreed upon in writing.

            (f) On the Effective Date, no Loans shall be outstanding under the Credit Agreement and all interest, fees and other amounts accrued for the accounts of or owing to the Lenders and Administrative Agent under the Credit Agreement shall have been paid, whether or not at the time due and payable.

            SECTION 4. Agreement. Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "this Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.

            SECTION 5. Governing Law. THIS AMENDMENT AND RESTATEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

            SECTION 6. Counterparts. This Amendment and Restatement may be executed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment and Restatement by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment and Restatement.

            SECTION 7. Expenses. The Company agrees to reimburse the Administrative Agent for all expenses incurred in connection with this Amendment and Restatement, including the fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

            SECTION 8. Headings. The headings of this Amendment and Restatement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

                            [signature pages follow]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Restatement to be duly executed by their respective authorized officers as of the day and year first above written.

                                  ITT INDUSTRIES, INC., as Borrower,

                                   by /s/ DONALD E. FOLEY
                                      ----------------------------
                                      Name: DONALD E. FOLEY
                                      Title: SENIOR VICE PRESIDENT

                                  JPMORGAN CHASE BANK, N.A.,
                                  individually and as Administrative Agent,

                                   by /s/ BARBARA R. MARKS
                                      ----------------------------
                                      Name: BARBARA R. MARKS
                                      Title: VICE PRESIDENT

                                  THE BANK OF TOKYO-MITSUBISHI LTD.,
                                  NEW YORK BRANCH,

                                   by /s/ LINDA TAM
                                      ----------------------------
                                      Name: LINDA TAM
                                      Title: AUTHORIZED SIGNATORY

                                  CITICORP NORTH AMERICA, INC.,

                                   by /s/ DIANE L. POCKING
                                      ----------------------------
                                      Name: DIANE L. POCKING
                                      Title: VICE PRESIDENT

                                  DEUTSCHE BANK AG NEW YORK BRANCH,

                                   by /s/ CHRISTIAN DALLWITZ
                                      ----------------------------
                                      Name: CHRISTIAN DALLWITZ
                                      Title: DIRECTOR

                                   by /s/ ROLF-PETER MIKOLAYCZYK
                                      ----------------------------
                                      Name: ROLF-PETER MIKOLAYCZYK
                                      Title: MANAGING DIRECTOR

                                  SOCIETE GENERALE,

                                   By /s/ Maria Iarriccio
                                      ---------------------
                                      Name: Maria Iarriccio
                                      Title: Vice President

                              ITT INDUSTRIES, INC.

                   364-DAY REVOLVING CREDIT FACILITY AGREEMENT

                                   SCHEDULE I

INSTITUTION                                                 COMMITMENT
-----------                                               --------------
JPMorgan Chase Bank, N.A.                                 $  100,000,000

Citicorp North America, Inc.                              $  100,000,000

Deutsche Bank AG New York Branch                          $  100,000,000

The Bank of Tokyo-Mitsubishi Ltd., New York Branch        $   50,000,000

Societe Generale                                          $   50,000,000
                                                          --------------
TOTAL                                                     $  400,000,000
                                                          --------------

                                                           [ITT INDUSTRIES LOGO]

                                                            ITT INDUSTRIES, INC.

                                                             4 West Red Oak Lane
                                                          White Plains, NY 10604
                                                                tel 914 641.2000
March 28, 2005                                                  fax 914 696.2950

To the Lenders set forth in Schedule I
to the Amended and Restated
364-Day Revolving Credit Facility
Agreement dated as of March 28, 2005,
among ITT Industries, Inc., each Borrowing
Subsidiary party thereto, such Lenders and JP Morgan Chase Bank, and as Administrative
Agent for such Lenders.

c/o JP Morgan Chase Bank
    270 Park Avenue

Dear Sirs:

      I am Vice President, Associate General Counsel and Secretary of ITT Industries, Inc., an Indiana corporation (the "Company"), and, as such, am generally familiar with its business and affairs. I am also familiar with the Amended and Restated 364-Day Revolving Credit Agreement dated as of March 28, 2005 (the "Agreement"), among the Company, each Borrowing Subsidiary party thereto, the Lenders listed in Schedule I thereto (the "Lenders") and JP Morgan Chase Bank, as Administrative Agent for such Lenders. Unless the context requires otherwise, capitalized words not defined herein shall have the meaning given in the Agreement.

               Based upon the foregoing, I am of the opinion that:

      1. The Company (i) is a corporation duly organized and validly existing under the laws of the State of Indiana, (ii) has all requisite power and authority to own its property and assets and to carry on its business as now conducted, (iii) is qualified to do business in every jurisdiction within the United States where such qualification is required, except where the failure so to qualify would not result in a Material Adverse Effect on the Company, and
(iv) has all requisite corporate power and authority to execute, deliver and perform its obligations under the Agreement and to borrow funds thereunder.

Note: Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Amended and Restated 364-Day Revolving Credit Agreement (the "Agreement") dated as of March 28, 2005, among ITT Industries, Inc., the lenders listed in Schedule I thereto, and JP Morgan Chase Bank, as Administrative Agent.

      2. The execution, delivery and performance by the Company of the Agreement and the borrowings of the Company thereunder (collectively, the "Transactions")
(i) have been duly authorized by all requisite corporate action and (ii) will not (a) violate (1) any provision of law, statute, rule or regulation (including without limitation, the Margin Regulations), or the articles of incorporation or other constitutive documents or by-laws of the Company, (2) any order of any governmental authority or (3) any provision of any indenture, agreement or other instrument to which the Company is a party or by which it or its property is or may be bound, (b) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement or other instrument or (c) result in the creation or imposition of any lien upon any property or assets of the Company.

      3. The Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject as to the enforceability of rights and remedies to any applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws of general application relating to or affecting the enforcement of creditors' rights from time to time in effect.

      4. No action, consent or approval of, registration or filing with, or any other action by, any government authority is or will be required in connection with the Transactions, except such as have been made or obtained and are in full force

      5. Neither the Company nor any of its subsidiaries is (a) an "investment company" as defined in, or subject to regulation under, the Investment Company Act of 1940 or (b) a "holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935.

      I am a member of the bar of the State of New York and express no opinion as to any matter relating to any law other than the law of the State of New York, the Indiana Business Corporation Law and the Federal law of the United States

      This opinion is rendered to you in connection with the above described transactions and may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without my prior written consent.

                                   Very truly yours,

                                   /s/ Kathleen S. Stolar

                                   Kathleen S. Stolar
                                   Vice President,
                                   Associate General Counsel and Secretary

Exhibit C

March 28, 2005



To: JPMorgan Chase Bank as Administrative Agent

Re: ITT Industries, Inc. 364-Day Revolving Credit Facility Agreement

--------------------------------------------------------------------------------

Dear Sir/Madam:

This certificate is being furnished pursuant to Section 3(d) of the Amended and Restated Credit Agreement dated as of March 28th, 2005 (the "Restatement and Amendment") amending and restating the 364-Day Revolving Credit Facility Agreement (the "Agreement") dated as of March 29, 2004 between ITT Industries, Inc. (the "Corporation"), and JPMorgan Chase Bank, as Administrative Agent.

I, the undersigned, hereby state that in the course of the performance of my duties as Treasurer of the Corporation, I would normally obtain knowledge of any default by the Corporation in the performance or fulfillment of any covenant, agreement or condition contained in the Agreement. To my knowledge, as of the Effective Date, there has been no Event of Default as defined in the Agreement. Further, to my knowledge, the representations and warranties set forth in
Article III, Sections 3.05 (as amended by Section I(c) of the Restatement and Amendment), 3.06. 3.07. 3.09, 3.10, 3.11, 3.12 (as amended Section I(d) of the
Restatement and Amendment are true and correct in all material respects on as of the Effective Date, except to the extent such representations and warranties expressly relate to an earlier date.

                                        ITT Industries, Inc.


                                        /s/ Donald E. Foley
                                        -------------------------------
                                        Donald E. Foley
                                        Senior Vice President - Treasurer &
                                        Director of Taxes

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